UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 28, 2008
Date of Report (Date of Earliest Event Reported)

Neurologix, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-13347	06-1582875
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation or Organization)

One Bridge Plaza, Fort Lee, New Jersey 07024
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (201) 592-6451

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On April 28, 2008 (the “Closing Date”), Neurologix, Inc. (the “Company”) issued and sold 142,857 shares of Series D Convertible Preferred Stock (the “Series D Stock”), par value $0.10 per share, and warrants (the “Warrants”) to purchase approximately 1,077,586 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), to Corriente Master Fund, L.P. (“Corriente”), pursuant to a Stock and Warrant Subscription Agreement (the “Subscription Agreement”), dated as of April 28, 2008, by and between the Company, Corriente and, solely with respect to Article V thereof, General Electric Pension Trust (“GE”).  The Series D Stock was issued and sold at a price of $35 per share for an aggregate consideration of $5,000,000.

On April 28, 2008, the Company also entered into an Amendment (the “Amendment”) to the Registration Rights Agreement (the “Registration Rights Agreement”), dated as of November 19, 2007, by and among the Company, Corriente, GE, Chrysler LLC Master Retirement Trust (“Chrysler”) and certain funds managed by ProMed Asset Management LLC (collectively, “ProMed”, and together with Corriente, GE and Chrysler, the “Investors”), which provides certain additional demand registration rights to holders of the Series D Stock with respect to the shares of Common Stock underlying the securities of the Company owned by them.

The following is a brief summary of the material documents.  This summary is qualified in its entirety by reference to the full text of the documents and agreements which are set forth as Exhibits to this Form 8-K.

Subscription Agreement

Pursuant to the Subscription Agreement, the Company issued and sold 142,857 shares of Series D Stock and Warrants to purchase approximately 1,077,586 shares of Common Stock to Corriente.  Each share of Series D Stock is presently convertible into 30.17 shares of Common Stock.  A complete description of the terms of the Series D Stock is provided in Item 5.03 of the Company’s Form 8-K filed November 21, 2007 and is incorporated herein by reference.

Under the terms of the Subscription Agreement, transfers of the Series D Stock are required to be in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and all shares of Series D Stock must bear an appropriate legend regarding restrictions on transferability.  The Subscription Agreement grants Corriente tag-along rights with respect to private sales of securities by certain principal stockholders of the Company. Under the Subscription Agreement, Corriente is indemnified against certain losses, liabilities and costs relating to matters with respect to such Agreement, including breaches of representations, warranties and covenants of the Company.

The full text of the Subscription Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Registration Rights Agreement

The Amendment provides the Investors with certain additional registration rights for the shares of Common Stock underlying the Series D Stock and the Warrants.

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Until the Company is eligible to file a shelf registration statement on Form S-3, during the Special Registration Period (as defined in the Amendment), an Investor holding at least five percent (5%) of the outstanding shares of Series D Stock may request, in writing, the Company to register under the Securities Act, all or any portion of the Registrable Securities (as defined in the Registration Rights Agreement) held by such requesting Investor, provided that the reasonably anticipated aggregate price thereof exceeds $1,000,000.  During the Special Registration Period, the Company shall not be required to effect more than one registration statement pursuant to a request under the terms of the Amendment, except that, the Company may be required to effect one additional registration statement on Form S-1 if the number of shares requested by certain Investors had been reduced by an aggregate of 25%, or more, by the underwriters in a registration statement requested pursuant to certain terms of the Amendment.  If the Company fails to have such registration statement declared effective, it may be subject to certain penalties or obligations.  The demand rights set forth in the Amendment are in addition to the demand rights set forth in the Registration Rights Agreement.

The full text of the Registration Rights Agreement is attached as Exhibit 10.2 of the Company’s Form 8-K filed November 21, 2007 and is incorporated herein by reference.

The full text of the Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Warrants

As described above, the Company has issued Warrants to purchase an aggregate of approximately 1,077,586 shares of Common Stock.  The per share exercise price of the Warrants is $1.39, subject to adjustment as provided therein.  The Warrants are exercisable at the option of the holder thereof, at any time and from time to time, prior to their expiration date which is the seventh anniversary of their issuance.  The Warrants provide for a cashless exercise and also provide for an automatic exercise at the end of their term if they are in the money.  The Warrants are subject to weighted average anti-dilution protection.

The full text of the form of warrant certificate is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities

As disclosed under Item 1.01 hereof, the Company, on April 28, 2008 sold 142,857 shares of Series D Stock and Warrants to purchase approximately 1,077,586 shares of Common Stock pursuant to the Subscription Agreement.  The aggregate consideration received by the Company in connection with this transaction was $5,000,000.  The sale of shares of Series D Stock was exempt from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  The Company relied, as applicable, upon the representations made by the Investors in determining that such exemptions were available.

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The holders of the Series D Stock have the right, at any time or from time to time, to convert their shares into shares of Common Stock at the applicable conversion prices set forth in the Series D Certificate.  Currently, each share of Series D Stock is convertible into 30.17 shares of Common Stock.  In addition, Series D Stock is automatically converted into Common Stock if there is a consummated public offering of the Common Stock for at least $50,000,000, at a per share price of $3.48 (in accordance with the Series D Certificate), or if 70% of the Investors agree to effect such a conversion.

The Warrants are exercisable as more fully described under the heading, “Warrant” set forth in Item 1.01 above, which is incorporated herein by reference.

The full terms of the Series D Stock are set forth in the Series D Certificate filed as Exhibit 3.2 of the Company’s Form 8-K filed November 21, 2007 and is incorporated herein by reference.

Item 3.03  Material Modification of Rights of Security Holders

The information disclosed in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)           Exhibits.

See Exhibit Index below.

EXHIBIT INDEX

Number	Title

10.1
Stock and Warrant Subscription Agreement, dated as of April 28, 2008, by and between the Company, Corriente Master Fund, L.P. and, solely with respect to Article V thereof, General Electric Pension Trust.

10.2
Amendment to Registration Rights Agreement, dated as of April 28, 2008, by and among the Company, General Electric Pension Trust, Chrysler LLC Master Retirement Trust, certain funds managed by ProMed Asset Management LLC and Corriente Master Fund, L.P.

10.3	Form of Warrant Certificate.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

NEUROLOGIX, INC.

Date: April 29, 2008	By:	/s/ Marc L. Panoff
	Name:	Marc L. Panoff
	Title:	Chief Financial Officer, Secretary and Treasurer

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